UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2008

ECHOSTAR CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	001-33807	26-1232727
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 INVERNESS CIRCLE E. ENGLEWOOD, COLORADO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 706-4000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on February 5, 2008, EchoStar Corporation (“EchoStar”) entered into a Spectrum Agreement (the “Spectrum Agreement”) with TerreStar Corporation, a Delaware corporation (the “TerreStar Parent”), and its majority owned subsidiary, TerreStar Networks Inc., which provided for the lease to TerreStar Parent of EchoStar’s holdings of 1.4 GHz spectrum along with an option for TerreStar Parent to acquire the company through which EchoStar holds these licenses in exchange for 30 million shares of TerreStar Parent’s common stock, par value $0.01 per share (the “Common Stock”). On June 10, 2008, TerreStar Parent completed the acquisition of the holding company under the Spectrum Agreement and issued 30 million shares of Common Stock to EchoStar. EchoStar currently has two representatives on TerreStar Parent’s board of directors.

The Spectrum Agreement was previously filed as Exhibit 10.4 to TerreStar Parent’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 8, 2008 and is incorporated by reference into this Item 2.01.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following financial statements of TerreStar Parent, which were provided to EchoStar by TerreStar Parent, are furnished as Exhibits 99.1 and 99.2 and are included herein:

Exhibit 99.1

Report of Friedman LLP, Independent Registered Public Accounting Firm for the years ended December 31, 2007 and 2006
Consolidated Statements of Operations for the years ended December 31, 2007, 2006 (as restated) and 2005
Consolidated Balance Sheets as of December 31, 2007 and 2006 (as restated)
Consolidated Statements of Cash Flows for the years ended December 31, 2007, 2006 (as restated) and 2005
Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2007, 2006 (as restated) and 2005
Notes to Consolidated Financial Statements (as restated)

Exhibit 99.2

Condensed Consolidated Statements of Operations for the three and six months ended June 30, 2008 and 2007 (unaudited)
Condensed Consolidated Balance Sheets as of June 30, 2008 and December 31, 2007 (unaudited)
Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2008 and 2007 (unaudited)
Notes to Condensed Consolidated Financial Statements (unaudited)

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed financial statements are furnished as Exhibit 99.3and are included herein:

Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended December 31, 2007
Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2008

(c) Exhibits.

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm
Exhibit 99.1	Report of Friedman LLP, Independent Registered Public Accounting Firm for the years ended December 31, 2007 and 2006
Consolidated Statements of Operations for the years ended December 31, 2007, 2006 (as restated) and 2005
Consolidated Balance Sheets as of December 31, 2007 and 2006 (as restated)
Consolidated Statements of Cash Flows for the years ended December 31, 2007, 2006 (as restated) and 2005
Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2007, 2006 (as restated) and 2005
Notes to Consolidated Financial Statements (as restated)
Exhibit 99.2	Condensed Consolidated Statements of Operations for the three and six months ended June 30, 2008 and 2007 (unaudited)
Condensed Consolidated Balance Sheets as of June 30, 2008 and December 31, 2007 (unaudited)
Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2008 and 2007 (unaudited)
Notes to Condensed Consolidated Financial Statements (unaudited)
Exhibit 99.3	Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended December 31, 2007
Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION

Date: August 25, 2008	By:	/s/ Bernard L. Han
Bernard L. Han Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 23.1	Consent of Independent Registered Public Accounting Firm
Exhibit 99.1	Report of Friedman LLP, Independent Registered Public Accounting Firm for the years ended December 31, 2007 and 2006
Consolidated Statements of Operations for the years ended December 31, 2007, 2006 (as restated) and 2005
Consolidated Balance Sheets as of December 31, 2007 and 2006 (as restated)
Consolidated Statements of Cash Flows for the years ended December 31, 2007, 2006 (as restated) and 2005
Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2007, 2006 (as restated) and 2005
Notes to Consolidated Financial Statements (as restated)
Exhibit 99.2	Condensed Consolidated Statements of Operations for the three and six months ended June 30, 2008 and 2007 (unaudited)
Condensed Consolidated Balance Sheets as of June 30, 2008 and December 31, 2007 (unaudited)
Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2008 and 2007 (unaudited)
Notes to Condensed Consolidated Financial Statements (unaudited)
Exhibit 99.3	Unaudited Pro Forma Condensed Combined Statement of Operations for the fiscal year ended December 31, 2007
Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2008

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